UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2013 (February 13, 2013)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01.                                        Other Events.

Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K to provide the legal opinion of Paul Johnston, Esquire, a copy of which is filed as Exhibit 5.1 hereto, relating to the Company’s prospectus supplement filed with the Securities and Exchange Commission on February 13, 2013.  Such prospectus supplement amends the Company’s prospectus supplement dated January 18, 2012 to, among other things, increase the amount of shares of the Company’s 8.0% Series D Cumulative Preferred Stock subject to the “at-the-market” offering described therein to 2,500,000 shares.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Paul Johnston, Esquire
23.1	Consent of Paul Johnston, Esquire (included in Exhibit 5.1)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: February 13, 2013	/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Paul Johnston, Esquire
23.1	Consent of Paul Johnston, Esquire (included in Exhibit 5.1)